THE
                               H Y P E R I O N
                            TOTAL RETURN FUND, INC.
                               Semi-Annual Report

                                   May 31, 1998
                                  (unaudited)








------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Report of the Investment Advisor
------------------------------------------------------------------------

July 20, 1998
Dear Shareholder:

We welcome this opportunity to present you with the annual report, of The Hyperion Total Return Fund, Inc. (the "Fund") for its semi-annual period ended May 31, 1998 and to share our outlook for the rest of the Fund's fiscal year. The Fund's shares are traded on the New York Stock Exchange ("NYSE") under the symbol "HTR".

Description Of The Fund

The Fund is a diversified  closed-end  investment company. The Fund's investment objective is to attempt to provide shareholders with a high total return, including short and long-term capital gains and a high level of current income, through the management of a portfolio of securities. The Fund pursues this objective by investing and actively managing a portfolio consisting primarily of U.S. Treasury, mortgage-backed, asset-backed and high-yield corporate securities.


Market Environment

Prices for fixed income securities have increased over the last six months with interest rates falling an average of 25 basis points. A significant factor contributing to the strong performance of the bond market are the current low levels of inflation in the U.S. economy. The Consumer Price Index ("CPI") in 1997 was 2.2% versus a 3.0% to 3.5% range throughout most of the 1990's. Although the CPI has increased slightly this year, the Federal Reserve has chosen to keep short term interest rates unchanged. Asia's economic difficulties, and lower global inflation, continue to be key factors affecting domestic fixed income market volatility and performance. Japan, China and Korea are all economies that impact U.S. fixed income markets. The weakness in these economies is having an offsetting influence on the strong domestic economy and its increased wage pressures, giving rise to the strong performance in the U.S. fixed income markets.

Hyperion Capital Management, Inc. ("Hyperion") continues to be optimistic on the bond market. Positive fundamentals, such as an improving fiscal policy, declining government deficits, and an expectation of prolonged economic problems in Asia are some of the major factors in place supporting Hyperion's outlook for lower bond yields.

As a result of the current low interest rate environment, prepayment risk has increased. A combination of efficient computer technology and greater media publicity has made mortgage refinancing a potentially common occurrence. Recently, homeowners have been made more aware of the best time to refinance through more thorough and timely news reports, advertising and other forms of media. Powerful search engines on the Internet and the public's increasing comfort with this new informative tool provide further opportunity for homeowners to refinance quicker, cheaper and without many of yesterday's refinancing hassles. In order to reduce exposure to prepayment risk, Hyperion's strategy has been to increase the allocation of securities in the portfolio to those that are structured to deflect prepayment risk and whose underlying collateral is less prepayment sensitive.


Portfolio Strategy and Performance

Two sectors in the portfolio were adversely impacted by unfavorable market conditions; the high yield corporate component of the Fund, and certain credit sensitive asset-backed security ("ABS") categories. The high yield corporate market, during the last six months, has suffered what appears to be some relative weakness as a function of the amount of new high-yield bonds originated in the market. Recent lower interest rates have prompted many more issuers than usual to issue new debt. This increased supply has caused the corporate bond market to underperform other fixed income sectors. We expect that, once the issuance of new high yield debt normalizes, we should see more relative performance improvement in that sector of the Fund. The other sector of the Fund that has been under market pressure over the last six months are certain asset-backed security classes. Despite the healthy, robust economy, consumer delinquency levels are at historically high levels. This is confounding, given the fact that employment levels are high and the economy is in excellent condition. However, the increase in consumer delinquency has affected the asset-backed securities market. On June 11, 1998 Congress passed the Bankruptcy Reform Bill, making it more difficult for people to wipe out their debts, which is why we remain cautious on the sector. The exposure to the ABS sector has negatively impacted the portfolio. We have lowered the allocation to ABS and look to reenter the market when conditions improve. This legislation should have a positive effect on consumer loans in general and, more specifically, the consumer receivables sector of the asset-backed security market.

Throughout the portfolio, Hyperion has avoided investments with market prices higher than 100% of face value. This has included the sale of securities whose prices have risen significantly above that level. Given Hyperion's positive view on interest rates, we are taking this action to attempt to preserve shareholder value in the event that any of the mortgage-backed securities in the portfolio experience any increased prepayments.


The Fund's total return, based on Net Asset Value for the six month period ending May 31, 1998 was 2.72%. Total investment return is based upon the change in Net Asset Value of the Fund's shares and includes reinvestment of dividends. The current monthly dividend the Fund pays its shareholder is $0.06250 per share. The current yield of 8.33% on shares of the Fund is based on the NYSE closing price of $9.0000 on May 29, 1998. This yield was 278 basis points above the yield on the 5-Year Treasury Note which was competitive when compared to other multisector-bond funds in its category.

As of the end of July, the Fund, inclusive of leverage, was managed with an average duration (duration measures a bond portfolio's price sensitivity to interest rate changes) of 5.9 years.

During the past six months, the Fund has continued its share repurchase program. This repurchase program allows the Fund to purchase and retire shares of the Fund in the open marketplace. Such transactions are made when the share price of the Fund is significantly below the Fund's NAV. By purchasing the stock at a discount to the NAV and retiring the stock, the benefit of that spread (between stock purchase price and the NAV) is captured and returned to all of the Fund's remaining shareholders. From December 1, 1997 through and including May 31,1998, the Fund has repurchased and retired 335,600 shares, capturing $0.0162 in additional NAV per share or $395,781 in an actual dollar amount for shareholders.


The chart that follows shows the allocation of the Fund's holdings by asset category on May 31, 1998.


                       THE HYPERION TOTAL RETURN FUND, INC.
                   PORTFOLIO OF INVESTMENTS AS OF MAY 31, 1998 *
                                 PIE CHART

U.S. Government Agency Pass-Through Certificates                      0.8%
U.S. Government Agency Collateralized Mortgage Obligations           32.1%
U.S. Treasury Obligations                                            17.3%
Asset-Backed Securities                                              10.6%
Commercial Mortgage Backed Securities                                10.5%
Subordinated Collateralized Mortgage Obligations                     17.3%
Collateralized Mortgage Obligations                                    3.4%
High-Yield Corporate Securities                                       7.7%
U.S. Government Stripped Mortgage-Backed Security                     0.3%

*As a percentage of total investments

Conclusion

The Fund commits to its shareholders to continue to actively seek out the significant investment opportunities, and act on them in a timely fashion. As always, we welcome your questions and comments and encourage you to contact our Shareholder Services Representatives at 1-800-HYPERION.

We will continue to do our best to manage the Fund so that it achieves its objectives. We appreciate the opportunity to serve your investment needs and we thank you for your continued support.

Sincerely,




CLIFFORD E. LAI
President,
The Hyperion Total Return Fund, Inc.
Managing Director and Chief Investment Officer,
Hyperion Capital Management, Inc.




KENNETH C. WEISS
Director & Senior Vice President,
The Hyperion Total Return Fund, Inc.
President and Chief Executive Officer,
Hyperion Capital Management, Inc.




JOHN H. DOLAN
Vice President,
The Hyperion Total Return Fund, Inc.
Managing Director,
Hyperion Capital Management, Inc.




------------------------------------------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Portfolio of Investments                                                         Principal
May 31, 1998 (unaudited)                       Interest                           Amount                       Value
                                                 Rate              Maturity       (000s)                     (Note 2)
------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 72.7%
U.S. Government Agency Pass-Through Certificates - 1.1%
     Government National Mortgage Association
       (   Cost -$ 2,807,778   )                        8.50%      07/15/27         $ 2,687           $ 2,840,848
                                                                                                 -----------------

U.S. Government Agency Collateralized Mortgage Obligations - 46.3%
   Federal Home Loan Mortgage Corporation
     Series 1643, Class PH                              5.75       07/15/23          12,000 @          11,720,700
     Series 1701, Class PH                              6.50       03/15/09          10,000            10,228,687
     Series 1675, Class KC                              6.50       10/15/10           5,750 @           5,834,711
     Series 1659, Class SD                              8.50+      01/15/09           2,234             2,346,654
     Series 1469, Class I                               8.80+      03/15/00           2,184             2,226,701
     Series 1565, Class L                               9.00+      08/15/08           2,066             2,207,526
     Series 1587, Class SK                              9.00+      10/15/08           1,857             2,009,715
     Series 1604, Class MC                              9.00+      11/15/08           5,557             6,025,443
     Series 1604, Class SB                              9.00+      11/15/08           1,084             1,167,078
     Series 1587, Class SF                              9.29+      05/15/08             928               994,451
                                                                                                 -----------------
                                                                                                       44,761,666
                                                                                                 -----------------
   Federal National Mortgage Association
     Series 1993-175, Class PT                          6.00+      11/25/07          13,000            12,983,685
     Series 1994-42,  Class PG                          6.00       03/25/23          10,000 @           9,868,850
     Series 1996-21, Class PJ                           6.00       12/25/10           7,428 @           7,386,637
     Series 1994-27, Class PM                           6.50       11/25/10           7,760             7,828,504
     Series 1997-1, Class B                             6.50       02/18/04          22,000 @          22,145,941
     Series 1993-170, Class SC                          9.00       09/25/08           4,612             4,902,695
     Series 1993-48, Class C                            9.50       04/25/08           6,833             7,223,470
                                                                                                 -----------------
                                                                                                       72,339,782
                                                                                                 -----------------
Total U.S. Government Agency Collateralized Mortgage Obligations
       (   Cost $ 112,848,890  )                                                                      117,101,448
                                                                                                 -----------------

U.S. Government Stripped Mortgage-Backed Security - 0.4%
Interest-Only Security:
Vendee Mortgage Trust
     Series 1997-2, Class IO
       (   Cost -$ 1,336,671   )                        0.07       06/15/27          23,571             1,004,364
                                                                                                 -----------------

U.S. Treasury Obligations - 24.9%
     U.S. Treasury Notes                                5.38       02/15/01          46,100 @          45,898,359
                                                        5.50       01/31/03           6,000 @           5,979,378
                                                        6.50       08/31/01          11,000 @          11,295,636
                                                                                                 -----------------
Total U.S. Treasury Obligations
       (   Cost $ 63,002,565   )                                                                       63,173,373
                                                                                                 -----------------

Total U.S. Government & Agency Obligations
       (   Cost $ 179,995,904  )                                                                    $ 184,120,033
                                                                                                 -----------------



------------------------------------------------------------------------------------------------------------------

ASSET-BACKED SECURITIES - 15.4%
Autobond Receivables Trust
     Series 1996-A, Class B (b)                        15.00       01/15/02           1,206 (a)           543,424
     Series 1996-B,  Class B (b)                       15.00       04/15/02           1,468 (a)           476,222
                                                                                                 -----------------
                                                                                                        1,019,646
                                                                                                 -----------------

BHN I Mortgage Fund
     Series 1996-1, Class A2                            7.36       12/25/01             265               265,117
                                                                                                 -----------------

BHN II Mortgage Trust
     Series 1997-1, Class A1                            7.10+      03/25/11           1,672             1,647,509
                                                                                                 -----------------

Bosque Asset Corporation
     Asset-Backed Notes*                                7.66       06/05/02             893 (a)           896,888
                                                                                                 -----------------

CF/SPC Structured Mortgage Asset Residential Trust
     Series 1997-4, Class A                             7.85       09/15/01           1,845             1,859,225
                                                                                                 -----------------

Financial Asset Securities Corporation
     Series 1996-1, Class A (b)                        10.00       12/10/00           2,324 (a)           232,424
     Series 1996-A, Class C (b)                        11.91       09/10/01           1,287 (a)                 0
                                                                                                 -----------------
                                                                                                          232,424
                                                                                                 -----------------
Franchise Loan Receivables Trust
     Series 1995, Class B                               9.63+      01/15/11           4,695 (a)         5,164,428
                                                                                                 -----------------

GE Capital Mortgage Services, Inc.
     Series 1997-HE2, Class A7                          7.12       06/25/27           5,000             5,138,625
                                                                                                 -----------------

Green Tree Financial Corporation
     Series 1997, Class HEA                             7.16       03/15/28           5,000             5,132,025
     Series 1996 CTF Class M                            7.30       11/15/27           1,500             1,542,008
                                                                                                 -----------------
                                                                                                        6,674,033
                                                                                                 -----------------

Health & Tennis Master Trust
     Series 1996, Class A1                              8.43       08/15/02           2,500 (a)         2,512,709
                                                                                                 -----------------

Imexsa Export Trust-Senior Structured Export
Certificates
     Series 1996-1                                     10.13       05/31/03           4,000 (a)         4,100,000
                                                                                                 -----------------

Parametric Re, Ltd.
     Series 1997-A1                                     4.30+      11/19/07             500               511,250
                                                                                                 -----------------

Standard Credit Card Master Trust
     Series 1995-1, Class B                             8.45       01/07/07         $ 5,600           $ 6,236,300
                                                                                                 -----------------

Structured Mortgage Asset Residential Trust
     Series 1997-2, Class A                             8.24       03/15/06           2,633             2,652,355
                                                                                                 -----------------

Total Asset-Backed Securities
       (   Cost -  43,176,725  )                                                                       38,910,509
                                                                                                 -----------------


------------------------------------------------------------------------------------------------------------------

COLLATERALIZED MORTGAGE OBLIGATIONS - 45.0%
Collateralized Mortgage Obligations - 5.0%
NSCOR
     Series 1997-21, Class A8                           7.00       01/25/28           8,000             8,189,629
                                                                                                 -----------------

Prudential Home Mortgage Securities Co., Inc.
     Series 1993-5, Class A8                            8.43%+     03/25/00           4,382             4,463,480
                                                                                                 -----------------

Total Collateralized Mortgage Obligations
       (   Cost $ 12,501,448   )            48                                                         12,653,109
                                                                                                 -----------------

Commercial Mortgage Backed Securities - 15.1%
Asset Securitization Corporation
     Series 1997-D5, Class PSI, IO                      1.57       02/14/41          45,689             4,935,990
     Series 1997-D5, Class A1B                          6.66       02/14/41          10,000            10,281,650
                                                                                                 -----------------
                                                                                                       15,217,640
                                                                                                 -----------------
Bankers Trust Company Mortgage Investors Trust
     Series 1996-SI, Class E                           10.25       12/01/06           3,000 (a)         3,052,500
                                                                                                 -----------------

DLJ Mortgage Acceptance Corporation
     Series 1995-CF2, Class S2, IO*                     1.64       12/17/27          48,300 (a)         4,157,423
                                                                                                 -----------------

FFCA Secured Lending Corporation
     Series 1998-1, Class A 1B*                         6.73       10/18/25           4,500             4,559,063
                                                                                                 -----------------

First Chicago/Lennar Trust I
     Series 1997-CHLI, Class D                          8.11+      05/25/08           3,000 (a)         2,988,281
                                                                                                 -----------------

Mortgage Capital Funding, Inc.
     Series 1996-MC1, Class G                           7.15       06/15/06           1,559             1,484,721
                                                                                                 -----------------

Nationslink Funding Corporation
     Series 1998-1, Class G                             7.05       02/20/08           2,000             1,857,500
                                                                                                 -----------------

Paine Webber Mortgage Acceptance Corporation
     Series 1995-M2, Class C                            6.90       12/01/03           5,000 (a)         5,057,155
                                                                                                 -----------------

Total Commercial Mortgage Backed Securities
       (   Cost $ 37,899,248   )                                                                     $ 38,374,283
                                                                                                 -----------------

Subordinated Collateralized Mortgage Obligations - 24.9%
Chase Mortgage Finance Corporation
     Series 1994-D, Class B3                            6.75       02/25/25             691               640,000
                                                                                                 -----------------

Countrywide Funding Corporation
     Series 1994-2, Class B2 [c]                        6.50       02/25/09             599               203,650
     Series 1995-V, Class B2                            7.25       02/25/26           1,405             1,418,377
     Series 1995-Q, Class B1                            7.50       11/25/25           2,897             2,950,420
                                                                                                 -----------------
                                                                                                 -----------------
                                                                                                        4,572,447
                                                                                                 -----------------

DLJ Mortgage Acceptance Corporation
     Series 1995-T10, Class C                          17.91       09/02/23           1,912 (a)         1,013,242
                                                                                                 -----------------

G3 Mortgage Reinsurance Ltd.
     Mortgage  Default Recourse*                        6.66+      05/25/08           2,000             2,002,500
     Mortgage  Default Recourse*                        6.96+      05/25/08           6,000             6,007,500
     Mortgage  Default Recourse Class C*                8.51+      05/25/08           6,500             6,500,000
     Mortgage  Default Recourse*                       25.66+      05/25/08           3,000             3,000,000
                                                                                                 -----------------
                                                                                                 -----------------
                                                                                                       17,510,000
                                                                                                 -----------------

GE Capital Mortgage Services, Inc.
     Series 1994-2, Class B* (c)                        6.00+      01/25/09             768 (a)           268,707
     Series 1994-10, Class M                            6.50       03/25/24           5,703             5,620,871
     Series 1994-17, Class B3*                          7.00       05/25/24           1,941 (a)         1,772,540
     Series 1995-10, Class B3*                          7.00       10/25/10             665 (a)           632,252
     Series 1996-3, Class B3                            7.00       03/25/26           1,837 (a)         1,649,135
     Series 1996-9, Class B5 (c)                        7.50       06/25/26           1,299 (a)           441,779
     Series 1996-HE3, Class B4*                         8.25+      09/25/26             571 (a)           274,095
     Series 1996-HE3, Class B5* (c)                     8.25+      09/25/26             472 (a)            23,619
                                                                                                 -----------------
                                                                                                       10,682,998
                                                                                                 -----------------
Headlands Mortgage Securities, Inc.
     Series 1997-4, Class B4                            7.25       11/25/27           1,537             1,350,829
                                                                                                 -----------------

Paine Webber Mortgage Acceptance Corporation
     Series 1993-9, Class B1                            7.00       10/25/23           2,952             2,507,347
                                                                                                 -----------------

Prudential Home Mortgage Securities Co., Inc.
     Series 1996-5, Class B4*                           7.25       04/25/26           1,362 (a)         1,048,494
     Series 1996-5, Class B5 (c)                        7.25       04/25/26           1,219 (a)           414,596
     Series 1996-5, Class B1                            7.25       04/25/26           3,405             3,429,216
                                                                                                 -----------------
                                                                                                        4,892,306
                                                                                                 -----------------
Residential Asset Securitization Trust
     Series 1997-A2, Class B1                           7.75       04/25/27           2,422             2,493,807
                                                                                                 -----------------

Residential Funding Mortgage Securities I, Inc.
     Series 1993-S49, Class B2                          6.00%      12/25/08           $ 246             $ 205,805
     Series 1996 S8, Class B1                           6.75       03/25/11             522               496,727
     Series 1996 S5, Class B1                           6.75       02/25/11             543               516,987
     Series 1994 S13, Class M 1                         7.00       05/25/24           3,814             3,856,201
     Series 1996 S13, Class B3 [c]                      7.00       05/25/11             361                83,958
     Series 1996 S13, Class B2                          7.00       05/25/11             361               309,447
     Series 1996 S17, Class B2 [c]                      7.25       07/25/11             282               243,268
     Series 1996 S17, Class B3                          7.25       07/25/11             282                65,574
     Series 1995 S12, Class B 2                         7.25       08/25/10             321               261,777
     Series 1997 S2, Class M2                           7.50       01/25/27           1,778             1,835,332
     Series 1997 S3, Class B2                           7.50       02/25/27             510               392,083
     Series 1997 S7, Class B1                           7.50       05/25/27           1,178             1,123,117
     Series 1997-S2, Class B2                           7.50       01/25/27             838               644,816
     Series 1996-S23, Class B2                          7.75       11/25/26             513               404,088
     Series 1996-S23, Class B1                          7.75       11/25/26             690               671,576
     Series 1996-S22, Class B1                          8.00       10/25/26           1,043             1,031,327
     Series 1996 S4, Class M 2                          7.25       02/25/26           2,079             2,131,212
                                                                                                 -----------------
                                                                                                       14,273,295
                                                                                                 -----------------
Salomon Brothers Mortgage Securities VII
     Series 1997-HUD2, Class B5                         7.00       07/25/24           4,473             3,037,138
                                                                                                 -----------------

Total Subordinated Collateralized Mortgage Obligations
       (   Cost $ 59,594,609   )                                                                       62,973,409
                                                                                                 -----------------

Total Collateralized Mortgage Obligations
       (   Cost $ 109,995,305  )                                                                      114,000,801
                                                                                                 -----------------


------------------------------------------------------------------------------------------------------------------

CORPORATE OBLIGATIONS - 11.1%
Aerospace and Defense - 0.2%
     BE Aerospace, Inc.                                 8.00       03/01/08             500               497,500
                                                                                                 -----------------

Air Transport - 0.2%
     Atlantic Coast Airlines*                           8.75       01/01/07             478 (a)           477,057
                                                                                                 -----------------

Automotive - 0.4%
     Navistar International Corporation                 8.00       02/01/08             500               504,400
     Western Star Trucks Holdings*                      8.75       05/01/07             500 (a)           513,750
                                                                                                 -----------------
                                                                                                        1,018,150
                                                                                                 -----------------

Beverage and Tobacco - 0.2%
     Cott Corporation                                   9.38       07/01/05             500               497,500
                                                                                                 -----------------

Building & Development - 0.6%
     Ackerly Commincations Inc.                        10.75%      10/01/03           $ 500             $ 526,250
     American Standard Inc.                             7.38       02/01/08             500               485,000
     U S Home Corporation                               8.25       08/15/04             500               505,000
                                                                                                 -----------------
                                                                                                        1,516,250
                                                                                                 -----------------

Business Equipment & Services - 0.1%
     Cex Holdings Inc.                                  9.63       06/01/08             250               252,500
                                                                                                 -----------------

Cable Television - 0.6%
     Century Communications Corportion                  9.50       03/01/05             500               537,500
     CSC Holdings Inc                                   8.13       08/15/09             500               523,125
     Rogers Cablesystems, Ltd.                          9.63       08/01/02             500               535,000
                                                                                                 -----------------
                                                                                                        1,595,625
                                                                                                 -----------------
Chemicals/Plastics - 0.6%
     Buckeye Cellulose Corporation                      8.50       12/15/05             500               507,500
     Envirodyne Industries Incorporated                12.00       06/15/00             250               268,750
     ISP Holdings, Inc.                                 9.00       10/15/03             250               261,250
     Sifto Canada, Inc.                                 8.50       07/15/00             500               520,000
                                                                                                 -----------------
                                                                                                        1,557,500
                                                                                                 -----------------
Clothing/Textiles - 0.4%
     Brylane Capital Corp.                             10.00       09/01/03             500               526,900
     Dyersburg Corporation*                             9.75       09/01/07             250 (a)           254,375
     Pillowtex Corporation                              9.00       12/15/07             250               261,250
                                                                                                 -----------------
                                                                                                        1,042,525
                                                                                                 -----------------
Ecological Services & Equipment - 0.3%
     American Eco Corp.                                 9.63       05/15/08             500               503,750
     L.E.S. Inc.                                        9.25       06/01/08             250               253,750
                                                                                                 -----------------
                                                                                                          757,500
                                                                                                 -----------------

Electronics/Electric - 0.8%
     DII Group, Inc.*                                   8.50       09/15/07             500 (a)           496,250
     Elgar Industries Incorporated                      9.88       02/01/08             250               250,000
     Mark IV Industries, Inc.                           7.75       04/01/06             750               764,850
     Tracor, Inc.                                       8.50       03/01/07             500               541,250
                                                                                                 -----------------
                                                                                                        2,052,350
                                                                                                 -----------------
Equipment Leasing - 0.3%
     Coinmach Corporation                              11.75       11/15/05             250               281,250
     Rental Services Corp.                              9.00       05/15/08             500               500,000
                                                                                                 -----------------
                                                                                                 -----------------
                                                                                                          781,250
                                                                                                 -----------------

Financial Services - 0.2%
     United Companies Financial Corporation             7.00       07/15/98             500               500,000
                                                                                                 -----------------

Food Service - 0.4%
     Apple South Inc.                                   9.75%      06/01/06           $ 500             $ 535,000
     Host Marriot Travel Plaza                          9.50       05/15/05             500               528,125
                                                                                                 -----------------
                                                                                                 -----------------
                                                                                                        1,063,125
                                                                                                 -----------------

Forest Products - 0.1%
     Doman Industries Limited*                          9.25       11/15/07             250 (a)           251,563
                                                                                                 -----------------

Healthcare - 0.3%
     Paragon Corporate Holdings, Inc.                   9.63       04/01/08             250               240,000
     Rural/Metro Corporation                            7.88       03/15/08             500               501,250
                                                                                                 -----------------
                                                                                                 -----------------
                                                                                                          741,250
                                                                                                 -----------------

Home Furnishings - 0.3%
     Ekco Group, Inc.                                   9.25       04/01/06             500               520,000
     Home Products International Inc.                   9.63       05/15/08             250               251,250
                                                                                                 -----------------
                                                                                                 -----------------
                                                                                                          771,250
                                                                                                 -----------------

Hotels/Motels/Inns and Casinos - 0.2%
     HMC Acquisition Properties Inc.                    9.00       12/15/07             500               542,500
                                                                                                 -----------------

Industrial Equipment - 0.2%
     Columbus McKinnon Corporation                      8.50       04/01/08             495               488,812
                                                                                                 -----------------

Insurance - 0.2%
     Americo Life, Inc.                                 9.25       06/01/05             500               515,000
                                                                                                 -----------------

Leisure - 0.6%
     Leslie's Poolmart, Inc.*                          10.38       07/15/04             500 (a)           527,500
     Premier Parks Incorporated                         9.25       04/01/06             500               508,125
     Speedway MotorSports, Inc.                         8.50       08/15/07             350               361,375
                                                                                                 -----------------
                                                                                                        1,397,000
                                                                                                 -----------------

Medical Equipment - 0.2%
     Prime Medical Services, Inc.                       8.75       04/01/08             500               490,000
                                                                                                 -----------------

Nonferrous Metals/Minerals - 0.3%
     Easco Corporation                                 10.00       03/15/01             250               255,937
     P & L Coal Holdings Corp.                          8.88       05/15/08             500               513,125
                                                                                                 -----------------
                                                                                                 -----------------
                                                                                                          769,062
                                                                                                 -----------------

Oil & Gas - 0.8%
     Pogo Producing Company                             8.75       05/15/07             500               511,250
     Proffitt's, Inc.                                   8.13       05/15/04             500               530,100
     Synder Oil Corporation                             8.75       06/15/07             500               508,125
     Trico Marine Services, Inc.                        8.50       08/01/05             500               500,000
                                                                                                 -----------------
                                                                                                        2,049,475
                                                                                                 -----------------

Publishing - 0.1%
     Sun Media Corp.                                    9.50%      02/15/07           $ 250             $ 265,000
                                                                                                 -----------------

Retailers (Other than Food/Drug) - 0.1%
     Specialty Retailers                                8.50       07/15/05             250               257,500
                                                                                                 -----------------

Steel - 0.5%
     Bayou Steel Corporation                           10.25       03/01/01             250               258,550
     Inland Steel Company                               7.90       01/15/07             500               501,250
     Ryerson Tull, Inc.                                 9.13       07/15/06             500               555,000
                                                                                                 -----------------
                                                                                                        1,314,800
                                                                                                 -----------------
Surface Transport - 0.5%
     Allied Holdings Inc.*                              8.63       10/01/07             250 (a)           252,500
     Moran Transportation Company                      11.75       07/15/04             250               278,125
     Newport News Shipbuilding, Inc.                    8.63       12/01/06             250               262,500
     Viking Star Shipping, Inc.                         9.63       07/15/03             496               510,880
                                                                                                 -----------------
                                                                                                        1,304,005
                                                                                                 -----------------
Telecommunications/Mobile, Cellular - 0.8%
     Centennial Corporation                             8.88       11/01/01             500               521,250
     Level 3 Communications, Inc.                       9.13       05/01/08             250               242,500
     MasTec, Incorporated                               7.75       02/01/08             500               477,500
     Rogers Cantel                                      9.38       06/01/08             250               258,750
     Rural Cellular                                     9.63       05/15/08             250               250,000
                                                                                                 -----------------
                                                                                                        1,750,000
                                                                                                 -----------------

Transportation - 0.2%
     Offshore Logistics Corporation                     7.88       01/15/08             500               496,250
                                                                                                 -----------------

Utilities - 0.4%
     California Energy Corporation                      9.88       06/30/03             500               542,500
     El Paso Electric Company                           8.90       02/01/06             500               555,000
                                                                                                 -----------------
                                                                                                        1,097,500
                                                                                                 -----------------
Total Corporate Obligations
       (   Cost $ 27,445,906   )                                                                       28,109,799
                                                                                                 -----------------

------------------------------------------------------------------------------------------------------------------

Total Investments - 144.2%
        (   Cost$-360,613,840  )                                                                      365,141,142
Liabilities in Excess of Other Assets - (44.2%)                                                      (111,781,494)
                                                                                                 -----------------

NET ASSETS - 100.0%                                                                                 $ 253,359,648
                                                                                                 =================

-------------------------------------------------------------------------------

             @ - Portion of or entire principal amount delivered as collateral for reverse repurchase agreements. (Note 6)
             + - Variable Rate Security: Coupon rate is rate in effect at May
                 31, 1998
             * - Security exempt from registration under Rule 144A of the
                 Securities Act of 1933.  These securities
                  may be resold in transactions exempt from registration, normally to qualified institutional buyers. (a) - Private Placement
           (b) - Security valued in good faith by or at the direction of the Board of Directors (c) - First Loss Bonds
            IO - Interest Only Security-Interest rate and principal amount are based on the notional amount of the underlying mortgage pools.
-----------------
See notes to financial statements.





-------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Statement of Assets and Liabilities
May 31, 1998 (unaudited)


-------------------------------------------------------------------------------

Assets:
Investments, at value (cost $360,613,840) (Note 2)................$........365,141,142
Interest receivable..........................................................4,152,618
Principal paydowns receivable..................................................676,922
Prepaid expenses...............................................................244,231
                                                                    -------------------
          Total assets.....................................................370,214,913
                                                                    -------------------

Liabilities:
Reverse repurchase agreements (Note 5).....................................116,183,375
Payable for fund shares repurchased............................................358,700
Interest payable (Note 5)......................................................196,160
Bank Overdraft..................................................................33,709
Accrued expenses and other liabilities..........................................83,321
                                                                    -------------------
          Total liabilities................................................116,855,265
                                                                    -------------------

Net Assets (equivalent to $10.50 per share based on
          24,119,815 shares outstanding)..........................$........253,359,648
                                                                    ===================

Composition of Net Assets:
Capital stock, at par (Note 6)....................................$............241,198
Additional paid-in capital (Note 6)........................................270,219,288
Undistributed net investment income............................................263,508
Accumulated net realized losses............................................(21,891,648)
Net unrealized appreciation..................................................4,527,302
                                                                    -------------------
Net assets applicable to capital stock outstanding................$........253,359,648

                                                                    ===================

See notes to financial statements.






--------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Statement of Operations
For the Six Months Ended May 31, 1998 (unaudited)


-------------------------------------------------------------------------------

Investment Income (Note 2):
        Interest..................................................................$........13,809,949
                                                                                    -----------------

Expenses:
        Investment advisory fee (Note 3)......................................................832,240
        Administration fee (Note 3)...........................................................256,074
        Insurance..............................................................................75,116
        Custodian..............................................................................34,328
        Transfer agency........................................................................37,422
        Reports to shareholders................................................................34,664
        Accounting and tax services............................................................28,637
        Directors' fees and expenses...........................................................22,991
        Registration fees......................................................................16,375
        Legal...................................................................................9,951
        Miscellaneous...........................................................................7,549
                                                                                    -----------------
                Total operating expenses....................................................1,355,347
                       Interest expense (Note 5)............................................3,116,303
                                                                                    -----------------
                Total expenses..............................................................4,471,650
                                                                                    ------------------
        Net investment income...............................................................9,338,299
                                                                                    -----------------

Realized and Unrealized Losses on Investment
    Transactions (Notes 2 and 4):
Net realized losses on investment transactions.............................................(1,597,216)
Net change in unrealized appreciation on investments.......................................(2,441,317)
                                                                                    ------------------

Net realized and unrealized losses on investment transactions..............................(4,038,533)
                                                                                    ------------------
Net increase in net assets resulting from operations..............................$.........5,299,766
                                                                                    ==================

See notes to financial statements.





-----------------------------------------------------------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Statements of Changes in Net Assets                                              For the Six
                                                                                Months Ended                  For the Year
                                                                                   May 31,                       Ended
                                                                                    1998                      November 30,
                                                                                 (unaudited)                      1997
----------------------------------------------------------------------------------------------------------------------------

Increase in Net Assets Resulting from Operations:
    Net investment income..................................................$...........9,338,299         $         19,089,797
    Net realized (losses) gains on investments and futures transactions...............(1,597,216)                   2,150,264
    Net change in unrealized appreciation on investments                              (2,441,317)                   2,075,944
                                                                             --------------------          ------------------
    Net increase in net assets resulting from operations...............................5,299,766                   23,316,005
                                                                             --------------------          -------------------

Dividends to Shareholders:
    Net investment income.............................................................(9,108,503)                 (21,249,957)
                                                                             --------------------          -------------------

Capital Stock Transactions (Note 6):
     Cost of Fund shares repurchased and retired......................................(3,159,480)                  (2,851,597)
                                                                             --------------------          -------------------

               Total decrease in net assets...........................................(6,968,217)                    (785,549)

Net Assets:
Beginning of period..................................................................260,327,865                   261,113,414
                                                                             --------------------          -------------------
End of period (including undistributed net investment income of
     $263,508 and $33,712, respectively)...................................$.........253,359,648         $         260,327,865
                                                                             ====================          ===================


See notes to financial statements.


-------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Statement of Cash Flows
For the Six Months Ended May 31, 1998 (unaudited)


-------------------------------------------------------------------------------

Increase (Decrease) in Cash:

Cash flows provided by operating activities:
    Interest received (excluding net amortization of $29,082)................$...........13,375,690
    Interest expense paid................................................................(3,147,974)
    Operating expenses paid..............................................................(1,770,541)
    Proceeds from sale of short-term portfolio investments, net...........................2,590,000
    Purchase of long-term portfolio investments........................................(145,344,938)
    Proceeds from disposition of long-term portfolio investments and principal paydowns ...............................................................153,656,877
                                                                               ---------------------
    Net cash provided by operating activities............................................19,359,114
                                                                               ---------------------

Cash flows used for financing activities:
    Cash used to repurchase and retire Fund shares.......................................(2,800,780)
    Net cash used for reverse repurchase agreements......................................(5,956,125)
    Cash dividends paid.................................................................(10,636,881)
                                                                               ---------------------
    Net cash used for financing activities..............................................(19,393,786)
                                                                               ---------------------

Net decrease in cash........................................................................(34,672)
Cash at beginning of period.....................................................................963
                                                                               ---------------------
Cash at end of period........................................................$..............(33,709)
                                                                               =====================

Reconciliation of Net Increase in Net Assets Resulting from
     Operations to Net Cash Provided by Operating Activities:

Net increase in net assets resulting from operations.........................$............5,299,766
                                                                               ---------------------
    Decrease in investments..............................................................11,779,566
    Decrease in net unrealized appreciation on investments................................2,441,317
    Increase in interest receivable........................................................(202,177)
    Decrease in other assets..............................................................4,058,260
    Decrease in other liabilities...........................................             (4,017,618)
                                                                               ---------------------
            Total adjustments............................................................14,059,348
                                                                               ---------------------
Net cash provided by operating activities....................................$...........19,359,114
                                                                               =====================

See notes to financial statements.




-----------------------------------------------------------------------------------------------------------------------------------
Financial Highlights                              For the Six
                                                 Months Ended    For the Year      For the Year      For the Year     For the Year
                                                   May 31,          Ended             Ended              Ended          Ended
                                                    1998         November 30,      November 30,    November 30,       November 30,
                                                 (unaudited)        1997              1996              1995               1994
-----------------------------------------------------------------------------------------------------------------------------------

Per Share Operating Performance:

Net asset value, beginning of period.............$......10.64.   $....10.55.$....   ..10.61.$         9.56 $            10.59
                                                      --------     ---------        --------     ----------     --------------
Net investment income....................................0.38..........0.77....    ....0.95......     0.92               1.07
Net realized and unrealized gains (losses) on
investment and futures transactions....................(0.16)..... ....0.16.....   ...(0.11).....     1.13              (1.10)
                                                      --------     ---------        --------     ----------     --------------
Net increase (decrease) in net asset value
resulting from operations.......................... .....0.22... ......0.93.....   ....0.84...........2.05..            (0.03)
                                                   -   -------     ---------        --------     ----------     --------------

Net effect of shares repurchased.........................0.02..........0.02......         -...........   -               0.01

Dividends from net investment income....................(0.38)........(0.86)....   ...(0.90).........(1.00).............(1.01)
                                                       --------     ---------     --------     ----------     --------------

Net asset value, end of period...................$......10.50.$.......10.64.$.   .....10.55.$....    10.61 $             9.56
                                                       ========     =========     ========     ==========     ==============

Market price, end of period......................$.......9.00.$........9.312$.......9.375$....     9.00 $             8.50
                                                       ========     =========     ========     ==========     ==============

Total Investment Return +...............................(2.03)%(1)........8.64%.......14.97%         17.45%             (7.93)%

Ratios to Average Net Assets/Supplementary Data:

Net assets, end of period (000's).........      ......$.253,360....$..260,328....$..261,113    $  263,022    $       237,208
Operating expenses ......................................1.06%(2).... ..1.05%.........1.08%         1.07%              1.09%
Interest expense.........................................2.43%(2).......2.46%.........2.34%......   2.24%              1.75%
Total expenses...........................................3.49%(2).......3.51%.........3.42%......   3.31%              2.84%
Net investment income....................................7.29%(2).......7.45%.........9.26%...      9.18%             10.63%
Portfolio turnover rate.................................   40%........ ..109%..........227%......... 320%               234%


----------------

+ Total investment return is computed based upon the New York Stock Exchange market price of the Fund's shares and excludes the effects of sales loads or brokerage commissions.
(1) Not Annualized
(2) Annualized


See notes to financial statements.






-------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Notes to Financial Statements
May 31, 1998 (unaudited)
-------------------------------------------------------------------------------

1.   The Fund:

The Hyperion Total Return Fund, Inc. (the "Fund"), which was incorporated under the laws of the State of Maryland on May 26, 1989, is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, closed-end management investment company.

The Fund's investment objective is to provide a high total return, including short and long-term capital gains and a high level of current income, through the management of a portfolio of securities. No assurance can be given that the Fund's investment objective will be achieved.

2.   Significant Accounting Policies:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments: Where market quotations are readily available, Fund securities are valued based upon the current bid price. The Fund values mortgage-backed securities ("MBS") and other debt securities for which market quotations are not readily available at their fair value as determined in good faith, utilizing procedures approved by the Board of Directors of the Fund, on the basis of information provided by dealers in such securities. Some of the general factors which may be considered in determining fair value include the fundamental analytic data relating to the investment and an evaluation of the forces which influence the market in which these securities are purchased and sold. Determination of fair value involves subjective judgment, as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction. Debt securities having a remaining maturity of sixty days or less when purchased and debt securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at amortized cost.

The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region. The values of MBS can be significantly affected by changes in interest rates.

Options Written or Purchased: The Fund may write or purchase options as a method of hedging potential declines in similar underlying securities. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, also is treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Fund has realized a gain or a loss on the investment transaction.

The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund purchases or writes options to hedge against adverse market movements or fluctuations in value caused by changes in interest rates. The Fund bears the risk in purchasing an option, to the extent of the premium paid, that it will expire without being exercised. If this occurs, the option expires worthless and the premium paid for the option is recognized as a loss. The risk associated with writing call options is that the Fund may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The Fund will only write call options on positions held in its portfolio. The risk in writing a put option is that the Fund may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Fund bears the risk of not being able to enter into a closing transaction for written options as a result of an illiquid market.

Financial Futures Contracts: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

The Fund invests in financial futures contracts to adjust the portfolio for fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Fund is at risk that it may not be able to close out a transaction because of an illiquid secondary market.

Securities  Transactions  and Investment  Income:  Securities  transactions  are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on certain securities are accreted and amortized using the effective yield to maturity method.

Taxes: It is the Fund's intention to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required.

Dividends and Distributions: The Fund declares and pays dividends monthly from net investment income. Distributions of realized capital gains in excess of capital loss carryforwards are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Fund for financial reporting purposes. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and net assets are not affected.

Cash Flow Information: The Fund invests in securities and distributes dividends and distributions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash, as used in the Statement of Cash Flows, is the amount reported as "Cash" in the Statement of Assets and Liabilities, and does not include short-term investments.

Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and accreting discounts and amortizing premiums on debt obligations.

Repurchase Agreements: The Fund, through its custodian, receives delivery of the underlying collateral, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Hyperion Capital Management, Inc. (the "Advisor") is responsible for determining that the value of these underlying securities is sufficient at all times. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

3. Investment Advisory and Administration Agreements and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with the Advisor. The Advisor is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.65% of the Fund's average weekly net assets.

The Advisor has entered into a Sub-Advisory Agreement with Pacholder Associates, Inc. ("Pacholder"). Under the terms of the agreement, Pacholder is to assist in managing the Fund's investments in High Yield Securities and to provide such investment research and advice regarding High Yield Securities as may be necessary for the operation of the Fund. For such services, the Advisor will pay, out of its advisory fee, a monthly fee at an annual rate of 0.35% of the portion of the Fund's average weekly net assets that is invested in High Yield Securities.

The Fund has entered into an Administration Agreement with Hyperion Capital Management, Inc. (the "Administrator"). The Administrator has entered into a sub-administration agreement with Investors Capital Services, Inc. (the "Sub-Administrator"). The Administrator and Sub-Adminstrator perform administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund, and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and provides the Fund with administrative office facilities. For these services, the Fund pays to the Administrator a monthly fee at an annual rate of 0.20% of the Fund's average weekly net assets.

Certain officers and/or directors of the Fund are officers and/or directors of the Advisor, Administrator and Sub-Administrator.

4.   Purchases and Sales of Investments:

Purchases and sales of investments, excluding short-term securities, U.S. Government securities and reverse repurchase agreements, for the six months ended May 31, 1998 were $60,500,442 and $67,262,690, respectively. Purchases and sales of U.S. Government securities, for the six months ended May 31, 1998 were $81,566,273 and $77,176,956, respectively. For purposes of this footnote, U.S. Government securities include securities issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation, the Government National Mortgage Association and the United States Department of Veterans Affairs.


5.   Borrowings:

The Fund may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement , the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. Under the 1940 Act, reverse repurchase agreements will be regarded as a form of borrowing by the Fund unless, at the time it enters into a reverse repurchase agreement, it establishes and maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price (including accrued interest). The Fund has established and maintained such an account for each of its reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

At May 31, 1998, the Fund had the following reverse repurchase agreements outstanding:

                                                      Maturity in
                                                    Zero to 30 Days
Maturity Amount, Including Interest Payable        $    116,453,190
Market Value of Assets Sold
   Under Agreements..............                  $    116,721,515
Weighted Average Interest Rate
                                                              5.52%
------------------------------------------------- --------------------

The average daily balance of reverse repurchase agreements outstanding during the year ended May 31, 1998, was approximately $110,015,420 at a weighted average interest rate of 5.68%. The maximum amount of reverse repurchase agreements outstanding at any time during the year was $131,552,750, as of January 14, 1998, which was 33.26% of total assets.

6.   Capital Stock:

There are 50 million shares of $0.01 par value common stock authorized. Of the 24,119,815 shares outstanding at May 31, 1998, the Advisor owned 8,334 shares.

 The Fund is continuing its stock repurchase program, whereby an amount of up to 15% of the original outstanding common stock, or approximately 3.7 million shares, are authorized for repurchase. The purchase price may not exceed the then-current net asset value.

As of May 31, 1998, 858,500 shares have been repurchased pursuant to this program at a cost of $7,850,103 and at an average discount of 12.27% from its net asset value. For the six months ended May 31, 1998, 335,600 shares have been repurchased at a cost of $3,159,480 and at an average discount of 11.43% from its net asset value. For the year ended November 30, 1997, 522,900 shares were repurchased at a cost of $4,690,560 and at an average discount of 6.23% from its net asset value. All shares repurchased have been or will be retired.

7.   Financial Instruments:

The Fund regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.

The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

There were no open futures contracts at May 31, 1998.

There was no written option activity for the year ended May 31, 1998.



g-FootNotes598htr.DOC - 16
HTR - 07/17/98 06:19 PM
--------------------------------------------------------------------------

                        PROXY RESULTS (unaudited)

--------------------------------------------------------------------------

During the six months ended May 31, 1998, The Hyperion Total Return Fund, Inc. shareholders voted on the following proposals at a shareholders meeting on April 21, 1998. The description of each proposal and number of shares voted are as follows:

------------------------------------------ --------------------- ----------------- -------------------

                                                                   Shares Voted       Shares Voted
                                                                       For         Without Authority
------------------------------------------ --------------------- ----------------- -------------------

1.   To elect the Fund's Board of          Rodman L. Drake          19,407,837              477,405
Directors:
                                           Harry E Petersen, Jr     14,402,286              482,956

------------------------------------------ --------------------- ----------------- -------------------



------------------------------------------------------------------------------

                    YEAR 2000 CHALLENGE (unaudited)

-------------------------------------------------------------------------------


The Fund could be adversely affected if computers used by the Fund's service providers do not properly process information dated January 1, 2000 and after. The Fund's service providers are taking steps to address Year 2000 risks with respect to computer systems on which the Fund depends. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund.


                        DIVIDEND REINVESTMENT PLAN

--------------------------------------------------------------------------

A Dividend Reinvestment Plan (the "Plan") is available to shareholders of the Fund pursuant to which they may elect to have all distributions of dividends and capital gains automatically reinvested by State Street Bank and Trust Company (the "Plan Agent") in additional Fund shares. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Fund's Custodian, as Dividend Disbursing Agent.

The Plan Agent serves as agent for the shareholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gain distribution, payable in cash, if (1) the market price is lower than net asset value, the participants in the Plan will receive the equivalent in Fund shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution); or if (2) the market price of the shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Fund shares at the higher of net asset value or 95% of the market price. This discount reflects savings in underwriting and other costs that the Fund otherwise will be required to incur to raise additional capital. If net asset value exceeds the market price of the Fund shares on the payment date or the Fund declares a dividend or other distribution payable only in cash (i.e., if the Board of Directors precludes reinvestment in Fund shares for that purpose), the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the Fund's shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The Fund will not issue shares under the Plan below net asset value.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan by the Fund, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent's fees for handling the reinvestment of dividends and distributions are paid by the Fund. There are no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

A brochure describing the Plan is available from the Plan Agent, State Street Bank and Trust Company, by calling 1-800-426-5523.

If you wish to participate in the Plan and your shares are held in your name, you may simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan. Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee and are participating in the Plan may not be able to continue participating in the Plan if they transfer their shares to a different brokerage firm, bank or other nominee, since such shareholders may participate only if permitted by the brokerage firm, bank or other nominee to which their shares are transferred.



-------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Selected Quarterly Financial Data
(unaudited)


-------------------------------------------------------------------------------



                                         Per Share
                   ---------------------------------
                     Net   Realized   Unrealized
                   InvestmentGain    Gain    Dividend/                 Market Price       NAV        Volume
                                                         ---------------------     ---------------
Quarter Ended      Income   (Loss)  (Loss)  Distribution      High         Low      High    Low      (000s)
--------------------------------------------------------------------------------------------------
February 28, 1991       $0.29    $0.01   $0.12  $(0.30)     $11        $9 5/8    $10.91  $10.70     3,040
May 31, 1991             0.32     0.02    0.16   (0.30)      11 1/4    10 1/8     11.12   10.86     4,287
August 31, 1991          0.30    (0.06)   0.26   (0.30)      11 5/8    10 3/4     11.32   11.06     2,469
November 30, 1991        0.33    (0.18)   0.28   (0.20)      12        11 3/8     11.50   11.29     2,674
February 29, 1992        0.30     0.34    0.59   (0.34)      12        11         11.46   10.94     4,012
May 31, 1992             0.30    (0.35)   0.15   (0.30)      12 1/4    11 1/8     11.07   10.86     2,843
August 31, 1992          0.30    (0.19)   0.29   (0.30)      12 1/8    11 1/8     11.12   10.91     3,539
November 30, 1992        0.29    (0.27)   0.03   (0.29)      11 7/8    11 3/8     11.15   10.76     2,120
February 28, 1993        0.28    (0.11)   0.03   (0.29)      12        11         10.89   10.77     2,104
May 31, 1993             0.28     0.08   (0.19)  (0.38)      12        10 3/4     10.69   10.56     2,349
August 31, 1993          0.25     0.07    0.16   (0.28)      11 7/8    10 1/2     10.86   10.62     4,997
November 30, 1993        0.26    (0.08)  (0.17)  (0.19)      11         9 7/8     10.81   10.60     3,673
February 28, 1994        0.26    (0.23)   0.14   (0.35)      10 7/8    10         10.66   10.48     2,591
May 31, 1994             0.29    (0.22)  (0.35)  (0.26)      10 5/8     9         10.36    9.85     1,898
August 31, 1994          0.29    (0.09)   0.03   (0.24)       9 1/4     8 1/2      9.98    9.87     2,249
November 30, 1994        0.23    (0.09)  (0.29)  (0.16)       8 7/8     7 5/8      9.81    9.53     2,879
February 28, 1995        0.23    (0.16)   0.42   (0.35)       8 7/8     8          9.70    9.40     2,405
May 31, 1995             0.23     0.18    0.37   (0.22)       9         8 1/2     10.18    9.69     1,565
August 31, 1995          0.23     0.18   (0.22)  (0.22)       9  3/8    8 3/8     10.37   10.04     2,129
November 30, 1995        0.23     0.21    0.15   (0.21)       9 1/8     8 5/8     10.61   10.23     1,698
February 28, 1996        0.25     0.17   (0.38)  (0.24)       9 5/8     9         10.78   10.41     2,217
May 31, 1996             0.25    (0.09)  (0.40)  (0.21)       9 1/4     8 3/8     10.45    9.99     2,068
August 31,1996           0.23    (0.12)   0.10   (0.23)       9 1/4     8 1/4     10.26    9.83     2,190
November 30, 1996        0.22     0.08    0.52   (0.22)       9 1/2     8 7/8     10.55   10.01     1,334
February 28, 1997        0.18     0.09   (0.27)  (0.23)       9 5/8     9 1/8     10.52   10.25     1,664
May 31, 1997             0.20     0.02   (0.11)  (0.22)       9 1/4     9 5/8     10.31   10.03     1,819
August 31,1997           0.18     0.07    0.19   (0.21)       9 15/16   9 1/2     10.60   10.25     1,922
November 30, 1997        0.21    (0.10)   0.27   (0.20)       9 3/4     9 3/16    10.72   10.41     3,292
February 28, 1998        0.20    (0.08)  (0.06)  (0.19)       9 5/8     9 3/8     10.80   10.52     2,650
May 31, 1998             0.19     0.02   (0.04)  (0.19)       9 7/16    8  13/16  10.53   10.41     1,815
                   -------------------------------------------------------------------------------

INVESTMENT ADVISOR AND ADMINISTRATOR        TRANSFER AGENT

HYPERION CAPITAL MANAGEMENT, INC.           BOSTON EQUISERVE L.P.
One Liberty Plaza                           Investor Relations Department
165 Broadway, 36th Floor                    P.O. Box 8200
New York, New York 10006-1404               Boston, Massachusetts  02266-8200
For General Information about the Fund:     For Shareholder Services:
(800) HYPERION                              (800) 426-5523

SUB-ADVISOR                                 INDEPENDENT ACCOUNTANTS

PACHOLDER ASSOCIATES, INC.                  PRICEWATERHOUSECOOPERS  LLP
Towers of Kenwood                           1177 Avenue of the Americas
8044 Montgomery Road                        New York, New York  10036
Suite 382
Cincinnati, Ohio  45236                     LEGAL COUNSEL

CUSTODIAN                                   SULLIVAN & WORCESTER LLP
                                            1025 Connecticut Avenue, N.W.
STATE STREET BANK AND TRUST COMPANY         Washington, D.C. 20036
225 Franklin Street
Boston, Massachusetts 02116


Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that periodically the Fund may purchase its shares of beneficial interest in the open market at prevailing market prices.





------------------------------------------------------------------------------
Officers & Directors
------------------------------------------------------------------------------

Lewis S. Ranieri
Chairman

Rodman L. Drake*
Director

Garth Marston
Director Emeritus

Leo M. Walsh, Jr.*
Director

Harry E. Petersen, Jr.*
Director

Kenneth C. Weiss
Director & Senior Vice President

Patricia A. Sloan
Director & Secretary

Garth Marston
Director Emeritus

Clifford E. Lai
President

John H. Dolan
Vice President

Patricia A. Botta
Vice President


* Audit Committee Members

------------------------------------


The accompanying financial statements as of May 31, 1998 were not audited and, accordingly, no opinion is expressed on them.

This Report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

                     The Hyperion Total Return Fund, Inc.
                                 One Liberty Plaza
                          165 Broadway, 36th Floor
                         New York, NY  10006-1404